UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: January 27, 2012

UnionBanCal Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-15081	94-1234979
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 California Street
San Francisco, CA  94104-1302
Tel. (415) 765-2969

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 27, 2012, UnionBanCal Corporation (the “Company”) issued a press release announcing its results of operations and financial condition for the quarter and year ended December 31, 2011, a copy of which is furnished herewith as Exhibit 99.1. The Company will report complete financial statements and additional analyses for the year ended December 31, 2011, as part of its Annual Report on Form 10-K.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits:

Exhibit No.	Description
99.1	Press release dated January 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 27, 2012

UNIONBANCAL CORPORATION

		By:	/s/ DAVID A. ANDERSON
DAVID A. ANDERSON
Executive Vice President and Controller
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated January 27, 2012.